[EATON VANCE LOGO]


ANNUAL REPORT DECEMBER 31, 2002


[PHOTO OF BRICK WALL]

[PHOTO OF HIGHWAY]

EATON VANCE
MUNICIPAL
BOND
FUND


[PHOTO OF BRIDGE]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter

Amid the dramatic interest rate decline of recent years, many bonds issued at relatively high interest rates from 1993-1998 have been pre-refunded by their issuers. As a result, escrowed bonds have played an increasingly prominent role in municipal bond portfolios. However, while these bonds are valued by professional investors, analysts and portfolio managers, many individual investors have little knowledge of why bonds are escrowed. As part of our continuing educational series, we thought it might be helpful to discuss the mechanics of escrowed bonds and the role of those bonds in the municipal market.

THE PROCESS OF ESCROWING MUNICIPAL BONDS TO MATURITY...

In the escrowing process, an issuing jurisdiction essentially refinances original-issue debt with newer, usually lower-interest debt. The jurisdiction issues a "refunding bond," the proceeds of which are used to purchase specially-issued U.S. Treasury bonds - State and Local Government Series bonds, which are held in an irrevocable escrow account by a trustee bank. The principal and interest payments of these Treasury bonds exactly match the future principal and interest payments of the issuer's original bonds.

The principal and interest from these U.S. Treasuries are directed solely to pay the interest and principal on the tax-exempt bonds for which the escrow account was established. Thus, the original bonds are now backed by U.S. Treasuries and are, therefore, deemed among the highest quality of all tax-exempt issues.

BENEFITS FOR ISSUERS: LOWER INTEREST RATES AND ADDED FLEXIBILITY...

When municipal bonds are escrowed, they are said to be "defeased." That means that the bonds are no longer governed by the original covenants and are no longer a direct obligation of the original issuer. The most common defeasance - "high-to-low" defeasance - is based on an economic rationale, in which an issuer seeks to take advantage of a significant decline in interest rates - much the same way homeowners refinance their mortgages. By refunding high-coupon bonds with lower-coupon debt, issuers are able to reduce their interest expenses and save taxpayers and ratepayers money.

A second, less common procedure is "low-to-high" defeasance - in which relatively low-coupon bonds are refunded with higher-coupon bonds. This refunding is generally based on a pressing political or structural need, done primarily to effect a change in bond covenants. This change may provide more flexibility for issuers by broadening a project's mandate or redefining revenue sources.

BENEFITS FOR INVESTORS: HIGHER QUALITY, SHORTER MATURITIES, ATTRACTIVE
COUPONS...

For investors, owning a bond that has been escrowed generally provides an immediate upgrade in quality - and often in price - because the bond is now backed by U.S. Treasuries. In addition, because these bonds are typically called at their earliest call date, they will have a shorter effective maturity and, therefore, less volatility. Finally, in most cases, the bond continues to pay an above-average coupon. These characteristics can represent distinct advantages for investors.

However compelling these benefits are, a portfolio manager still faces a key decision: whether to hold the bond with its attractive coupon and no credit risk
- or - to sell the bond at its increased market value and redeploy the increased purchasing power at current interest rates. The portfolio manager must factor in market conditions, the interest rate outlook, the availability of bonds in the marketplace and call provisions. If the escrowed bond's original call provisions have been waived, that will dramatically improve the bond's trading characteristics.

These decisions can have a profound effect upon performance. Moreover, the treatment of escrowed bonds is yet another area that demonstrates the value of professional management. We believe that familiarity with bond covenants, trading patterns and in-depth analysis can provide investors a major advantage in municipal bond investing.

                             Sincerely,

                             /s/ THOMAS J. FETTER
                             ---------------------

                             Thomas J. Fetter
                             February 5, 2003

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

MANAGEMENT DISCUSSION

AN INTERVIEW WITH THOMAS J. FETTER, VICE PRESIDENT AND PORTFOLIO MANAGER OF EATON VANCE MUNICIPAL BOND FUND.

[PHOTO OF THOMAS J. FETTER]
Thomas J. Fetter
Vice President,
Portfolio Manager

Q:   TOM, HOW DID THE FUND PERFORM IN 2002?

A: Eaton Vance Municipal Bond Fund Class A had a total return of 9.51% during the year ended December 31, 2002, the result of an increase in net asset value per share (NAV) from $9.34 on December 31, 2001 to $9.72 on December 31, 2002, and the reinvestment of $0.489 in dividends.(1)

     Class B shares had a total return of 8.72% for the year ended December 31, 2002, the result of an increase in NAV from $9.28 on December 31, 2001 to $9.66 on December 31, 2002, and the reinvestment of $0.414 in dividends.(1)

     Class I shares had a total return of 9.84% for the year ended December 31, 2002.(1) That return was the result of an increase in NAV from $10.20 on December 31, 2001 to $10.62 on December 31, 2002, and the reinvestment of $0.561 in dividends.

     Based on the Fund's most recent dividends and NAVs on December 31, 2002 of $9.72 per share for Class A, $9.66 for Class B, and $10.62 for Class I, the distribution rates were 5.04%, 4.30% and 5.29%, respectively.(2) The distribution rates of Class A, Class B and Class I are equivalent to taxable rates of 8.21%, 7.00% and 8.62%, respectively.(3)

     The SEC 30-day yields for Class A, Class B and Class C shares at December 31 were 5.13%, 4.64% and 5.64%, respectively.(4) The SEC 30-day yields are equivalent to taxable yields of 8.36%, 7.56% and 9.19%, respectively.(3)

Q:   HOW WOULD YOU CHARACTERIZE THE MUNICIPAL BOND MARKET IN 2002?

A: The municipal market fared very well in an environment that featured a slow economy, low inflation and a flight to quality by investors. The economy remained stubbornly weak, as disappointing corporate profits led to increasing job cuts and more wary consumers. Weak demand, together with an excess of manufacturing capacity, meant that there was little or no inflationary pressure. Finally, ongoing concerns over terrorism, the prospect of military conflict in Iraq and a third straight year of sharp declines in the stock market sent many investors to the relatively less volatile municipal bond market.

     The U.S. Treasury market was especially strong. Ten-year Treasury bond yields, which


FUND INFORMATION
as of December 31, 2002

PERFORMANCE(5)                               Class A       Class B       Class I
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                       9.51%         8.72%         9.84%
Five Years                                     N.A.          N.A.          5.41
Ten Years                                      N.A.          N.A.          6.76
Life of Fund+                                  5.12          4.15          7.39

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                       4.26%         3.72%         9.84%
Five Years                                     N.A.          N.A.          5.41
Ten Years                                      N.A.          N.A.          6.76
Life of Fund+                                  4.09          3.82          7.39

+    Inception dates: Class A: 1/7/98; Class B: 1/14/98; Class I: 3/16/78


[CHART]

FIVE LARGEST SECTOR WEIGHTINGS(6)
----------------------------------------------
Escrowed - Prerefunded                   12.6%
Hospital                                  9.0%
Electric Utilities                        6.6%
Insured - Transportation*                 6.6%
Special Tax Revenue                       6.4%

  (1)These returns do not include the 4.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge
     (CDSC) for Class B shares. There is generally no sales charge for Class
     I shares. (2)The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. Aportion of the Fund's income may be subject to federal and state income tax and/or federal alternative minimum tax. (3)Taxable-equivalent rates assume maximum
     38.6% federal income tax rate. A lower rate would result in lower tax-equivalent figures. (4)The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (5)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. (6)Five Largest Sector Weightings account for 41.2% of the Fund's net assets, determined by dividing the total market value of the holdings by the total net assets. Weightings are subject to change. *Private insurance does not decrease the risk of loss of principal associated with this investment.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

     had risen to 5.40% in March in response to anecdotal signs of a recovery - fell back to 3.82% by year-end, as the Fed reaffirmed the weakness of the economy. Against that backdrop, the Lehman Brothers Municipal Bond Index - a broad-based, unmanaged index of municipal bonds - registered another impressive performance, posting a solid 9.60% total return for the year ended December 31, 2002.(1) Municipal bonds were among the leading asset classes in 2002.

Q: HAVE THE WEAKENED FINANCES OF STATE GOVERNMENTS MADE YOU MORE CAUTIOUS IN YOUR INVESTMENT APPROACH?

A: This is a period in which we are most appreciative of the scope and depth of the Eaton Vance municipal research team. While we employ a thorough research effort on every investment, close monitoring is especially important in a weak economy such as this, when an issuer's revenue outlook may be subject to significant revisions. Clearly, the recession and weak recovery have had a profound effect on the finances of states, municipalities and local tax-exempt issuers. Most states have been faced with revenue shortfalls, which have presented state governments with the unpleasant prospects of reducing services and raising taxes. By maintaining a close watch on revenues and overall finances, we determine how well an issuer is managing in these difficult times and whether we should anticipate a change in the issuer's credit status.

Q:   IN THAT ENVIRONMENT, HOW HAVE YOU POSITIONED THE FUND IN RECENT MONTHS?

A: The Fund has focused on sectors and issuers that we believe tend to be less vulnerable in a slow economy. The largest sector weighting at December 31, 2002 was escrowed bonds, at 12.6% of the Fund's net assets. Backed by Treasury bonds, escrowed issues represent the high quality that is prized by investors in an uncertain economic climate.

     Hospital bonds, at 9.0%, remained the Fund's second largest sector weighting. Like other parts of the health care industry, the hospital sector is non-cyclical, meaning that revenues are not dependent on the overall level of economic activity. That tendency gives hospital bonds defensive characteristics in a poor economy, although the hospital industry has faced its own Medicare and cost challenges in recent years. We have focused on a diversified range of facilities with an emphasis on institutions that are competitive, have sound financial underpinning and are market leaders or specialty care providers in their communities. The Fund maintained some investments in industrial development revenue bonds
     (IDR), although, in an uncertain economy, we remained very selective. In a weak climate, industrial issuers may experience dramatic changes in their revenue outlook and underlying fundamentals. Therefore, it's critical to observe companies and issuers closely for indications of any negative turn. The Fund's IDR holdings were well-diversified across a range of sectors that included such areas as real estate, paper products, energy and waste management.


[CHART]

FUND QUALITY WEIGHTINGS(2)
---------------------------------
AAA                         39.3%
AA                          13.4%
A                            8.7%
BBB                         10.5%
BB                           1.0%
Non-Rated                   27.1%


FUND OVERVIEW(2)
---------------------------------------
Number of Issues                    130
Average Rating                       A+
Average Maturity              22.8 Yrs.
Effective Maturity            16.3 Yrs.
Average Call                  10.8 Yrs.
Average Dollar Price             $91.39

(1)  It is not possible to invest directly in an Index.

(2) Because the Fund is actively managed, Fund Quality Weightings and Fund Overview are subject to change.

Q:   TOM, WHAT IS YOUR OUTLOOK FOR MUNICIPAL BONDS IN THE COMING YEAR?

A: The interest rate outlook appears fairly benign. Even though rates have hovered near historical lows and the economy has edged out of recession, the recovery remains weak. The shallow nature of the recession would suggest that we are not likely to see an explosive recovery. That will likely dampen inflationary pressures. Despite higher energy prices in recent months, core inflation has remained relatively tame. Meanwhile, given the ongoing geopolitical concerns, the quality of municipal bonds is compelling to risk-averse investors.

     To be sure, the various federal tax cut proposals are a source of uncertainty. However, the financial shortfalls at the state and municipal level have forced many states and localities to consider RAISING taxes. The resulting higher state taxes could well enhance the attractiveness of tax-favored investments in coming months. It is clear that, whatever the changes in marginal tax rates, municipal bonds will continue to offer an attractive tax-equivalent yield advantage. For these reasons, we continue to believe that municipal bonds deserve a place in a diversified investment portfolio.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE MUNICIPAL BOND FUND CLASS I VS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX*
December 31, 1992 - December 31, 2002

                    EATON VANCE MUNICIPAL        LEHMAN BROTHERS
   DATE               BOND FUND CLASS I        MUNICIPAL BOND INDEX
----------          ---------------------      --------------------
12/31/1992                  10,000                    10,000
 1/31/1993                  10,114                    10,116
 2/28/1993                  10,493                    10,482
 3/31/1993                  10,394                    10,371
 4/30/1993                  10,520                    10,476
 5/31/1993                  10,606                    10,535
 6/30/1993                  10,804                    10,711
 7/31/1993                  10,806                    10,725
 8/31/1993                  11,028                    10,948
 9/30/1993                  11,209                    11,073
10/31/1993                  11,232                    11,094
11/30/1993                  11,105                    10,996
12/31/1993                  11,352                    11,228
 1/31/1994                  11,482                    11,357
 2/28/1994                  11,160                    11,063
 3/31/1994                  10,587                    10,612
 4/30/1994                  10,622                    10,702
 5/31/1994                  10,754                    10,795
 6/30/1994                  10,678                    10,729
 7/31/1994                  10,868                    10,926
 8/31/1994                  10,935                    10,963
 9/30/1994                  10,735                    10,803
10/31/1994                  10,523                    10,611
11/30/1994                  10,253                    10,419
12/31/1994                  10,527                    10,648
 1/31/1995                  10,894                    10,952
 2/28/1995                  11,240                    11,271
 3/31/1995                  11,310                    11,401
 4/30/1995                  11,323                    11,414
 5/31/1995                  11,651                    11,778
 6/30/1995                  11,512                    11,675
 7/31/1995                  11,560                    11,786
 8/31/1995                  11,657                    11,935
 9/30/1995                  11,707                    12,011
10/31/1995                  11,948                    12,185
11/30/1995                  12,190                    12,388
12/31/1995                  12,362                    12,507
 1/31/1996                  12,436                    12,601
 2/29/1996                  12,375                    12,516
 3/31/1996                  12,179                    12,356
 4/30/1996                  12,129                    12,321
 5/31/1996                  12,142                    12,316
 6/30/1996                  12,216                    12,451
 7/31/1996                  12,354                    12,563
 8/31/1996                  12,342                    12,560
 9/30/1996                  12,557                    12,736
10/31/1996                  12,748                    12,880
11/30/1996                  12,991                    13,116
12/31/1996                  12,952                    13,060
 1/31/1997                  13,004                    13,085
 2/28/1997                  13,121                    13,205
 3/31/1997                  12,952                    13,029
 4/30/1997                  13,070                    13,138
 5/31/1997                  13,268                    13,336
 6/30/1997                  13,586                    13,478
 7/31/1997                  14,145                    13,852
 8/31/1997                  13,958                    13,722
 9/30/1997                  14,200                    13,884
10/31/1997                  14,402                    13,974
11/30/1997                  14,484                    14,056
12/31/1997                  14,782                    14,261
 1/31/1998                  14,958                    14,408
 2/28/1998                  15,006                    14,413
 3/31/1998                  15,060                    14,425
 4/30/1998                  14,974                    14,360
 5/31/1998                  15,209                    14,587
 6/30/1998                  15,262                    14,645
 7/31/1998                  15,275                    14,682
 8/31/1998                  15,556                    14,908
 9/30/1998                  15,765                    15,094
10/31/1998                  15,665                    15,094
11/30/1998                  15,747                    15,147
12/31/1998                  15,780                    15,185
 1/31/1999                  15,983                    15,366
 2/28/1999                  15,828                    15,299
 3/31/1999                  15,870                    15,320
 4/30/1999                  15,909                    15,358
 5/31/1999                  15,728                    15,269
 6/30/1999                  15,375                    15,049
 7/31/1999                  15,356                    15,104
 8/31/1999                  15,007                    14,983
 9/30/1999                  14,865                    14,989
10/31/1999                  14,497                    14,827
11/30/1999                  14,658                    14,985
12/31/1999                  14,410                    14,873
 1/31/2000                  14,206                    14,808
 2/29/2000                  14,536                    14,980
 3/31/2000                  15,075                    15,307
 4/30/2000                  14,865                    15,217
 5/31/2000                  14,642                    15,138
 6/30/2000                  15,186                    15,539
 7/31/2000                  15,545                    15,755
 8/31/2000                  15,859                    15,998
 9/30/2000                  15,692                    15,915
10/31/2000                  15,896                    16,088
11/30/2000                  16,050                    16,210
12/31/2000                  16,661                    16,611
 1/31/2001                  16,608                    16,775
 2/28/2001                  16,743                    16,828
 3/31/2001                  16,936                    16,979
 4/30/2001                  16,549                    16,795
 5/31/2001                  16,827                    16,976
 6/30/2001                  17,036                    17,090
 7/31/2001                  17,449                    17,343
 8/31/2001                  17,882                    17,629
 9/30/2001                  17,723                    17,569
10/31/2001                  17,921                    17,769
11/30/2001                  17,761                    17,629
12/31/2001                  17,517                    17,462
 1/31/2002                  17,839                    17,765
 2/28/2002                  18,102                    17,979
 3/31/2002                  17,751                    17,627
 4/30/2002                  17,988                    17,971
 5/31/2002                  18,141                    18,080
 6/30/2002                  18,310                    18,272
 7/31/2002                  18,606                    18,507
 8/31/2002                  18,850                    18,729
 9/30/2002                  19,359                    19,139
10/31/2002                  18,855                    18,822
11/30/2002                  18,794                    18,744
12/31/2002                  19,241                    19,139


PERFORMANCE**                                Class A       Class B        Class I
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                       9.51%         8.72%         9.84%
Five Years                                     N.A.          N.A.          5.41
Ten Years                                      N.A.          N.A.          6.76
Life of Fund+                                  5.12          4.15          7.39

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                       4.26%         3.72%         9.84%
Five Years                                     N.A.          N.A.          5.41
Ten Years                                      N.A.          N.A.          6.76
Life of Fund+                                  4.09          3.82          7.39

+    Inception dates: Class A: 1/7/98; Class B: 1/14/98; Class I: 3/16/78


* Source: Thomson Financial. Investment operations commenced 1/7/98. The chart uses closest month-end after inception.

     The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index of municipal bonds. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund's Class I shares and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class A shares on 1/7/98 at net asset value would have been worth $12,822 on December 31, 2002; $12,212, including sales charge. An investment in the Fund's Class B shares on 1/14/98 at net asset value would have been worth $12,236 on December 31, 2002; $12,043, including the Fund's applicable CDSC.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect applicable sales charge as noted.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on some Fund distributions or the redemption of Fund shares.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS

TAX-EXEMPT INVESTMENTS -- 96.9%

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Education -- 2.8%
-------------------------------------------------------------------------
    $ 2,000        Massachusetts Development Finance
                   Agency, (Boston University),
                   5.45%, 5/15/59                            $  1,991,860
      2,500        Massachusetts HEFA, (Harvard
                   University), 5.125%, 7/15/37                 2,571,200
      1,750        Ohio Higher Educational Facilities
                   Authority, (Oberlin College), Variable
                   Rate, 10/1/29(1)(2)                          1,800,260
-------------------------------------------------------------------------
                                                             $  6,363,320
-------------------------------------------------------------------------
Electric Utilities -- 6.6%
-------------------------------------------------------------------------
    $   500        Connecticut Development Authority,
                   (Connecticut Light and Power), Variable
                   Rate, 9/1/22(1)(2)                        $    547,250
        500        Connecticut Development Authority,
                   (Western Mass Electric), Variable Rate,
                   9/1/22(1)(2)                                   547,250
      2,000        Hillsborough County, FL, IDA, (Tampa
                   Electric Co.), 5.50%, 10/1/23                2,008,800
      2,100        Mississippi Business Finance Corp.,
                   (System Energy Resources, Inc.),
                   5.90%, 5/1/22                                1,960,035
      3,400        Ohio Air Quality Development Authority,
                   Pollution Control Facilities,
                   6.00%, 12/1/13                               3,488,060
      2,000        Sam Rayburn, TX, Municipal Power Agency,
                   6.00%, 10/1/21                               2,010,180
      4,435        San Antonio, TX, Electric and Natural
                   Gas, 4.50%, 2/1/21                           4,346,123
-------------------------------------------------------------------------
                                                             $ 14,907,698
-------------------------------------------------------------------------
Escrowed / Prerefunded -- 12.6%
-------------------------------------------------------------------------
    $14,000        Dawson Ridge, CO, Metropolitan District
                   #1, Escrowed to Maturity, 0.00%, 10/1/22  $  5,084,660
     10,000        Foothill/Eastern Transportation Corridor
                   Agency, CA, Escrowed to Maturity,
                   0.00%, 1/1/18                                4,985,200
      1,000        Maricopa County, AZ, IDA, (Place Five
                   and The Greenery), Escrowed to Maturity,
                   8.625%, 1/1/27                               1,274,800
      5,500        Massachusetts Turnpike Authority,
                   Escrowed to Maturity, 5.00%, 1/1/20(3)       5,980,425
      2,000        Metropolitan Transportation Authority of
                   New York, (FGIC), Prerefunded to
                   10/1/15, 5.00%, 4/1/23                       2,223,500
      1,500        Metropolitan Transportation Authority,
                   NY, Commuter Facilities, (AMBAC),
                   Escrowed to Maturity, 5.00%, 7/1/20          1,567,230
      2,500        San Joaquin Hills Transportation
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/14          1,578,350
     10,000        San Joaquin Hills Transportation
                   Corridor Agency, CA, Toll Road Bonds,
                   Escrowed to Maturity, 0.00%, 1/1/25          3,249,700
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Escrowed / Prerefunded (continued)
-------------------------------------------------------------------------
    $ 6,000        Savannah, GA, EDA, Escrowed to Maturity,
                   0.00%, 12/1/21                            $  2,311,620
-------------------------------------------------------------------------
                                                             $ 28,255,485
-------------------------------------------------------------------------
General Obligations -- 2.9%
-------------------------------------------------------------------------
    $ 2,000        Georgia State General Obligation,
                   4.25%, 8/1/18                             $  2,019,280
      1,500        Massachusetts, 5.25%, 11/1/30                1,560,075
      3,000        North East, TX, Independent School
                   District, 5.00%, 2/1/30                      3,020,310
-------------------------------------------------------------------------
                                                             $  6,599,665
-------------------------------------------------------------------------
Health Care - Miscellaneous -- 3.7%
-------------------------------------------------------------------------
    $ 3,000        Allegheny County, PA, IDA, (Residential
                   Resources, Inc.), 6.50%, 9/1/21           $  2,951,940
        230        Suffolk County, NY, Industrial
                   Development Agency, Civic Facility
                   Revenue, (Alliance of Long Island
                   Agencies), 7.50%, 9/1/15                       240,851
        135        Suffolk County, NY, Industrial
                   Development Agency, Civic Facility
                   Revenue, (Alliance of Long Island
                   Agencies), 7.50%, 9/1/15                       141,369
        130        Suffolk County, NY, Industrial
                   Development Agency, Civic Facility
                   Revenue, (Alliance of Long Island
                   Agencies), 7.50%, 9/1/15                       136,133
      2,346        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.50%, 12/1/36                2,294,475
      1,971        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 5.50%, 12/1/36                1,927,359
        558        Tax Revenue Exempt Securities Trust,
                   Community Health Provider, (Pooled Loan
                   Program Various States Trust
                   Certificates), 6.00%, 12/1/36                  572,777
-------------------------------------------------------------------------
                                                             $  8,264,904
-------------------------------------------------------------------------
Hospital -- 9.0%
-------------------------------------------------------------------------
    $ 1,750        Allegheny County, PA, Hospital
                   Development Authority, (West
                   Pennsylvania Allegheny Health System),
                   9.25%, 11/15/30                           $  1,917,160
      1,500        California Health Facilities Authority,
                   (Cedars Sinai Medical Center), Variable
                   Rate, 12/1/34(1)(2)                          1,707,330
      1,000        Chautauqua County, NY, IDA, (Women's
                   Christian Association), 6.40%, 11/15/29        904,290
      1,885        Colorado Health Facilities Authority,
                   (Rocky Mountain Adventist),
                   6.625%, 2/1/22                               1,924,151
      1,500        Forsyth County, GA, Hospital Authority,
                   (Georgia Baptist Health Care System),
                   6.375%, 10/1/28                              1,784,085

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Hospital (continued)
-------------------------------------------------------------------------
    $ 1,675        Louisiana Public Facilities Authority,
                   (General Health Systems), 6.80%, 11/1/16  $  1,664,431
      3,000        New Jersey Health Care Facilities
                   Financing Authority, (Trinitas
                   Hospital), 7.50%, 7/1/30                     3,246,360
      1,240        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.20%, 8/15/11       1,013,774
      1,250        Oklahoma Development Finance Authority,
                   (Hillcrest Healthcare), 5.625%, 8/15/19        970,925
      1,575        Oneida County, NY, IDA, (St. Elizabeth
                   Medical Center), 5.75%, 12/1/19              1,407,262
        265        Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.20%, 1/1/08(4)                                86,443
      1,030        Prince George's County, MD, (Greater
                   Southeast Healthcare System),
                   6.375%, 1/1/23(4)                              335,986
      1,135        Rochester, MN, Health Care Facilities,
                   (Mayo Clinic), Variable Rate,
                   11/15/27(1)(2)                               1,220,579
      1,100        San Benito, CA, Health Care District,
                   5.40%, 10/1/20                                 968,275
      1,000        Sullivan County, TN, Health Educational
                   and Facility Board, (Wellmont Health
                   System), 6.25%, 9/1/22                       1,014,270
-------------------------------------------------------------------------
                                                             $ 20,165,321
-------------------------------------------------------------------------
Housing -- 4.0%
-------------------------------------------------------------------------
    $ 1,300        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 7.75%, 8/15/20      $  1,342,068
        265        Florida Capital Projects Finance
                   Authority, Student Housing Revenue,
                   (Florida University), 9.50%, 8/15/05           264,759
      2,500        Georgia Private Colleges and
                   Universities Authority, Student Housing
                   Revenue, (Mercer Housing Corp.),
                   6.00%, 6/1/31                                2,540,100
      1,400        Lake Creek, CO, (Affordable Housing
                   Corp.), 6.25%, 12/1/23                       1,314,628
        870        Maricopa County, AZ, IDA, (National
                   Health Facilities II), 6.375%, 1/1/19          810,257
      1,245        North Little Rock, AR, Residential
                   Housing Facilities, (Parkstone Place),
                   6.50%, 8/1/21                                1,183,211
      1,000        Texas Student Housing Corp., (University
                   of Northern Texas), 6.85%, 7/1/31            1,004,680
        625        Texas Student Housing Corp., (University
                   of Northern Texas), 9.375%, 7/1/06             622,444
-------------------------------------------------------------------------
                                                             $  9,082,147
-------------------------------------------------------------------------
Industrial Development Revenue -- 4.8%
-------------------------------------------------------------------------
    $   395        Florence County, SC, (Stone Container),
                   7.375%, 2/1/07                            $    397,895
      1,000        Hardeman County, TN, (Correctional
                   Facilities Corp.), 7.75%, 8/1/17             1,009,360
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Industrial Development Revenue (continued)
-------------------------------------------------------------------------
    $ 1,000        Iowa Finance Authority, (Southbridge
                   Mall), 6.375%, 12/1/13                    $    939,280
      1,500        Los Angeles, CA, Regional Airports
                   Improvements Corp., (Los Angeles
                   International Terminal Four),
                   7.125%, 12/1/24                              1,206,270
      1,750        New Jersey EDA, (Holt Hauling),
                   7.75%, 3/1/27                                1,742,650
      2,500        Nez Perce County, ID, Pollution Control,
                   7.00%, 12/1/14                               2,514,025
      2,450        Port Camas-Washougan, WA, (James River),
                   6.70%, 4/1/23                                1,999,665
      1,005        Valdez, AK, (British Petroleum),
                   Variable Rate, 8/1/25(1)(2)                  1,063,411
-------------------------------------------------------------------------
                                                             $ 10,872,556
-------------------------------------------------------------------------
Insured-Education -- 2.6%
-------------------------------------------------------------------------
    $ 2,000        New York Dormitory Authority, (New York
                   University), (AMBAC), 5.50%, 7/1/31       $  2,275,580
      1,600        Rhode Island Health and Educational
                   Building Corp., (School of Design),
                   (MBIA), 5.00%, 6/1/31                        1,621,344
      1,750        Virginia College Building Authority,
                   (Washington and Lee University), (MBIA),
                   5.25%, 1/1/31                                1,920,747
-------------------------------------------------------------------------
                                                             $  5,817,671
-------------------------------------------------------------------------
Insured-Electric Utilities -- 1.8%
-------------------------------------------------------------------------
    $ 6,500        Long Island Power Authority, NY,
                   Electric System, (FSA), 0.00%, 6/1/25     $  2,141,425
         30        Los Angeles, CA, Department of Water and
                   Power, (MBIA), Variable Rate,
                   12/15/24(2)(5)                                 311,790
      2,865        Ohio Municipal Electric Generation
                   Agency, (MBIA), 0.00%, 2/15/29                 768,765
        800        Puerto Rico Electric Power Authority,
                   STRIPES, (FSA), Variable Rate, 7/1/03(1)       835,416
-------------------------------------------------------------------------
                                                             $  4,057,396
-------------------------------------------------------------------------
Insured-General Obligations -- 4.1%
-------------------------------------------------------------------------
    $ 1,320        California, (AMBAC), Variable Rate,
                   11/1/19(1)(2)                             $  1,591,022
        125        California, (FGIC), Variable Rate,
                   12/1/29(2)(5)                                  375,913
      1,500        California, Residual Certificates,
                   (AMBAC),
                   Variable Rate, 10/1/30(2)(5)                 1,735,710
      1,500        Chicago, IL, (MBIA), 5.00%, 1/1/41           1,505,940
      2,340        Merced, CA, Union High School District,
                   (FGIC), 0.00%, 8/1/20                          976,084
      5,000        St. Louis, MO, Board of Education,
                   (FSA), 0.00%, 4/1/15                         2,947,850
-------------------------------------------------------------------------
                                                             $  9,132,519
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Insured-Hospital -- 1.8%
-------------------------------------------------------------------------
    $ 3,805        Maryland HEFA, (Medlantic/Helix Issue),
                   (AMBAC), 5.25%, 8/15/38                   $  4,051,564
-------------------------------------------------------------------------
                                                             $  4,051,564
-------------------------------------------------------------------------
Insured-Housing -- 0.9%
-------------------------------------------------------------------------
    $ 1,000        SCA MFMR Receipts, Burnsville, MN,
                   (FSA), 7.10%, 1/1/30                      $  1,053,770
      1,000        SCA MFMR Receipts, Springfield, MO,
                   (FSA), 7.10%, 1/1/30                         1,053,770
-------------------------------------------------------------------------
                                                             $  2,107,540
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of
Participation -- 2.9%
-------------------------------------------------------------------------
    $10,000        Anaheim, CA, Public Financing Authority
                   Lease Revenue, (FSA), 0.00%, 9/1/31       $  2,198,300
     12,800        Anaheim, CA, Public Financing Authority
                   Lease Revenue, (FSA), 0.00%, 9/1/29          3,135,616
      2,500        Saint Louis, MO, IDA, (Convention Center
                   Hotel), (AMBAC), 0.00%, 7/15/19              1,146,425
-------------------------------------------------------------------------
                                                             $  6,480,341
-------------------------------------------------------------------------
Insured-Special Tax Revenue -- 0.7%
-------------------------------------------------------------------------
    $ 4,000        Hamilton County, OH, Sales Tax, (AMBAC),
                   0.00%, 12/1/22                            $  1,516,360
-------------------------------------------------------------------------
                                                             $  1,516,360
-------------------------------------------------------------------------
Insured-Transportation -- 6.6%
-------------------------------------------------------------------------
    $ 1,500        Central Puget Sound, WA, Transportation
                   Authority, (FGIC), 4.75%, 2/1/28          $  1,471,695
     10,000        Central Texas Turnpike Authority,
                   (AMBAC), 0.00%, 8/15/21                      3,900,600
      1,500        New Jersey Turnpike Authority, RITES,
                   (MBIA), Variable Rate, 1/1/30(2)(5)          1,794,075
      1,820        Ohio Turnpike Commission, (FGIC),
                   5.50%, 2/15/18                               2,081,680
      1,930        Ohio Turnpike Commission, (FGIC),
                   5.50%, 2/15/26                               2,168,162
      1,000        Puerto Rico Highway and Transportation
                   Authority, (FSA), 4.75%, 7/1/38              1,004,910
      2,250        Puerto Rico Highway and Transportation
                   Authority, (XLCA), 5.50%, 7/1/36             2,469,330
-------------------------------------------------------------------------
                                                             $ 14,890,452
-------------------------------------------------------------------------
Insured-Water and Sewer -- 2.3%
-------------------------------------------------------------------------
    $ 1,000        Henry County, GA, Water and Sewer
                   Authority, (FGIC), 5.625%, 2/1/30         $  1,067,630
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Insured-Water and Sewer (continued)
-------------------------------------------------------------------------
    $ 1,000        Loudoun County, VA, Sanitation
                   Authority, Water and Sewer Revenue,
                   (MBIA), 4.75%, 1/1/30                     $    988,750
      3,000        Metropolitan Water District, (Southern
                   California Waterworks), (MBIA), Variable
                   Rate, 7/1/27(2)(5)                           3,056,700
-------------------------------------------------------------------------
                                                             $  5,113,080
-------------------------------------------------------------------------
Nursing Home -- 4.3%
-------------------------------------------------------------------------
    $   970        Bell County, TX, (Heritage Oaks
                   Healthcare), 6.70%, 6/1/29                $    680,436
      1,365        Bell County, TX, (Riverside Healthcare,
                   Inc. - Normandy Terrace), 9.00%, 4/1/23      1,163,253
        895        Clovis, NM, IDR, (Retirement Ranches,
                   Inc.), 7.75%, 4/1/19                           924,231
      1,000        Colorado HFA, (Volunteers of America),
                   5.875%, 7/1/28                                 827,210
      1,100        Massachusetts IFA, (Age Institute of
                   Massachusetts), 8.05%, 11/1/25               1,106,820
      1,185        Montgomery, PA, IDA, (Advancement of
                   Geriatric Health Care Institute),
                   8.375%, 7/1/23                               1,180,983
        550        Ohio HFA, Retirement Rental Housing,
                   (Encore Retirement Partners),
                   6.75%, 3/1/19                                  477,422
      2,000        Orange County, FL, Health Facilities
                   Authority, (Westminster Community Care),
                   6.60%, 4/1/24                                1,515,440
        263        Tarrant County, TX, Health Facilities
                   Authority, 8.00%, 9/1/25                       260,770
        415        Tarrant County, TX, Health Facilities
                   Authority, (3927 Foundation),
                   10.25%, 9/1/19(4)                               17,638
      1,700        Wisconsin HEFA, (Wisconsin Illinois
                   Senior Housing), 7.00%, 8/1/29               1,619,386
-------------------------------------------------------------------------
                                                             $  9,773,589
-------------------------------------------------------------------------
Other Revenue -- 6.0%
-------------------------------------------------------------------------
    $ 2,000        Badger Tobacco Asset Securitization
                   Corp., WI, 6.125%, 6/1/27                 $  1,952,880
      1,000        Barona, CA, (Band of Mission Indians),
                   8.25%, 1/1/20                                1,054,990
      2,500        Capital Trust Agency, FL, (Seminole
                   Tribe Convention), 10.00%, 10/1/33           2,583,250
      1,000        Mohegan Tribe Indians, CT, Gaming
                   Authority, (Public Improvements),
                   6.25%, 1/1/21                                1,046,180
      1,000        Santa Fe, NM, (Crow Hobbs),
                   8.50%, 9/1/16                                1,036,380
      4,200        Tobacco Settlement Financing Corp., LA,
                   5.875%, 5/15/39                              3,843,336
      2,000        Tobacco Settlement Financing Corp., RI,
                   6.125%, 6/1/32                               1,962,460
-------------------------------------------------------------------------
                                                             $ 13,479,476
-------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------
Senior Living / Life Care -- 4.2%
-------------------------------------------------------------------------
    $ 1,220        Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   5.75%, 12/15/28                           $  1,071,477
      1,460        Albuquerque, NM, Retirement Facilities,
                   (La Vida Liena Retirement Center),
                   6.60%, 12/15/28                              1,365,757
        880        Bell County, TX, Health Facilities
                   Authority, (Care Institute, Inc. -
                   Texas), 9.00%, 11/1/24                         932,052
      1,235        Grove City, PA, Area Hospital Authority,
                   (Grove Manor), 6.625%, 8/15/29               1,233,345
      1,500        Kansas City, MO, IDA, (Kingswood United
                   Methodist Manor), 5.875%, 11/15/29           1,313,025
      1,500        New Jersey EDA, (Fellowship Village),
                   5.50%, 1/1/25                                1,382,430
      1,485        North Miami, FL, Health Facilities
                   Authority, (Imperial Club),
                   6.75%, 1/1/33                                1,283,961
        980        St. Paul, MN, Housing and Redevelopment,
                   (Care Institute, Inc. - Highland),
                   8.75%, 11/1/24                                 891,516
-------------------------------------------------------------------------
                                                             $  9,473,563
-------------------------------------------------------------------------
Special Tax Revenue -- 6.4%
-------------------------------------------------------------------------
    $ 1,465        Bell Mountain Ranch, CO, Metropolitan
                   District, 6.625%, 11/15/25                $  1,506,196
      2,000        Cleveland-Cuyahoga County, OH, Port
                   Authority, 7.00%, 12/1/18                    2,017,280
        760        Fleming Island, FL, Plantation Community
                   Development District, 6.30%, 2/1/05            766,392
      1,500        Frederick County, MD, Urbana Community
                   Development Authority, 6.625%, 7/1/25        1,547,010
      1,565        Lincoln, CA, Public Financing Authority,
                   (Twelve Bridges), 6.20%, 9/2/25              1,617,897
      1,200        New York City, NY, Transitional Finance
                   Authority, 4.75%, 11/1/23                    1,201,968
      1,000        New York City, NY, Transitional Finance
                   Authority, 4.75%, 11/15/23                   1,001,490
      3,500        New York State Local Government
                   Assistance Corp., 5.00%, 4/1/21              3,647,140
      1,000        Tiverton, RI, Obligation Tax Increment,
                   (Mount Hope Bay Village),
                   6.875%, 5/1/22                               1,008,480
-------------------------------------------------------------------------
                                                             $ 14,313,853
-------------------------------------------------------------------------
Transportation -- 4.9%
-------------------------------------------------------------------------
    $ 1,500        Connector 2000 Association, Inc., SC,
                   Bridge & Toll Road, (Southern
                   Connector), 5.25%, 1/1/23                 $    859,095
      3,500        New Jersey Transportation Trust Fund
                   Authority, Variable Rate, 6/15/17(1)(2)      3,823,715
      1,200        Port Authority of New York and New
                   Jersey, 5.375%, 3/1/28                       1,297,884
PRINCIPAL AMOUNT
(000'S OMITTED)    SECURITY                                  VALUE
-------------------------------------------------------------------------

Transportation (continued)
-------------------------------------------------------------------------
    $ 5,000        Triborough Bridge and Tunnel Authority,
                   NY, 5.00%, 11/15/32                       $  5,056,050
-------------------------------------------------------------------------
                                                             $ 11,036,744
-------------------------------------------------------------------------
Water and Sewer -- 1.0%
-------------------------------------------------------------------------
    $ 2,250        California Department Water Resource
                   Power Supply, 5.125%, 5/1/18              $  2,332,080
-------------------------------------------------------------------------
                                                             $  2,332,080
-------------------------------------------------------------------------
Total Tax-Exempt Investments -- 96.9%
   (identified cost $205,134,507)                            $218,087,324
-------------------------------------------------------------------------
Other Assets, Less Liabilities -- 3.1%                       $  6,908,581
-------------------------------------------------------------------------
Net Assets -- 100.0%                                         $224,995,905
-------------------------------------------------------------------------

 At December 31, 2002, the concentration of the Fund's investments in the various states, determined as a percentage of net assets, is as follows:

California                                                 14.3%
New York                                                   10.3%
Others, representing less than 10% individually            72.3%

 The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at December 31, 2002, 26.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institutions ranged from 1.1% to 8.2% of total investments.
 (1)  Security has been issued as an inverse floater bond.
 (2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 (3) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
 (4)  Non-income producing security.
 (5)  Security has been issued as a leveraged inverse floater bond.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
------------------------------------------------------
Investments, at value (identified cost,
   $205,134,507)                          $218,087,324
Cash                                         3,136,394
Receivable for investments sold                 40,000
Receivable for Fund shares sold              1,052,700
Interest receivable                          3,860,571
Receivable for daily variation margin on
   open financial futures contracts            269,967
Prepaid expenses                                   627
------------------------------------------------------
TOTAL ASSETS                              $226,447,583
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    554,736
Dividends payable                              483,818
Payable for open swap contracts                345,834
Payable to affiliate for Trustees' fees          3,431
Payable to affiliate for distribution
   and service fees                                 20
Accrued expenses                                63,839
------------------------------------------------------
TOTAL LIABILITIES                         $  1,451,678
------------------------------------------------------
NET ASSETS                                $224,995,905
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $217,880,026
Accumulated net realized loss (computed
   on the basis of identified cost)         (5,366,314)
Accumulated undistributed net investment
   income                                      839,334
Net unrealized appreciation (computed on
   the basis of identified cost)            11,642,859
------------------------------------------------------
TOTAL                                     $224,995,905
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $ 85,048,333
SHARES OUTSTANDING                           8,747,352
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.72
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 95.25 of $9.72)       $      10.20
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 57,347,270
SHARES OUTSTANDING                           5,937,990
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       9.66
------------------------------------------------------
Class I Shares
------------------------------------------------------
NET ASSETS                                $ 82,600,302
SHARES OUTSTANDING                           7,776,837
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      10.62
------------------------------------------------------

 On sales of $25,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
-----------------------------------------------------
Interest                                  $13,447,140
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $13,447,140
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $ 1,032,083
Trustees' fees and expenses                    13,272
Distribution and service fees
   Class A                                    193,909
   Class B                                    476,562
Transfer and dividend disbursing agent
   fees                                       109,359
Custodian fee                                 100,790
Legal and accounting services                  48,551
Registration fees                              46,810
Printing and postage                           15,428
Miscellaneous                                  29,582
-----------------------------------------------------
TOTAL EXPENSES                            $ 2,066,346
-----------------------------------------------------

NET INVESTMENT INCOME                     $11,380,794
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 1,560,773
   Financial futures contracts             (2,519,791)
-----------------------------------------------------
NET REALIZED LOSS                         $  (959,018)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $10,026,296
   Financial futures contracts             (1,015,938)
   Interest rate swap contracts              (392,099)
-----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ 8,618,259
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 7,659,241
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $19,040,035
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment income                  $      11,380,794  $       9,558,883
   Net realized gain (loss)                        (959,018)           565,103
   Net change in unrealized appreciation
      (depreciation)                              8,618,259         (1,643,331)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $      19,040,035  $       8,480,655
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (3,962,814) $      (3,091,735)
      Class B                                    (2,080,477)        (1,514,372)
      Class I                                    (4,590,765)        (4,705,758)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (10,634,056) $      (9,311,865)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      39,921,365  $      26,978,375
      Class B                                    22,411,423         16,641,044
      Class I                                    12,842,101          9,211,391
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                     1,584,543          1,124,444
      Class B                                     1,050,757            796,016
      Class I                                     2,244,643          2,265,165
   Cost of shares redeemed
      Class A                                   (27,618,507)       (12,814,417)
      Class B                                    (8,111,867)        (5,317,855)
      Class I                                   (21,777,791)       (11,158,259)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      22,546,667  $      27,725,904
------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $      30,952,646  $      26,894,694
------------------------------------------------------------------------------
Net Assets
------------------------------------------------------------------------------
At beginning of year                      $     194,043,259  $     167,148,565
------------------------------------------------------------------------------
AT END OF YEAR                            $     224,995,905  $     194,043,259
------------------------------------------------------------------------------
Accumulated undistributed net investment income included in
net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $         839,334  $         178,921
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      CLASS A
                                  -------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------
                                    2002(1)          2001(1)(2)          2000        1999          1998(1)(3)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.340           $ 9.370          $ 8.590     $ 9.970          $10.000
-----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income               $ 0.522           $ 0.497          $ 0.502     $ 0.505          $ 0.502
Net realized and unrealized
   gain (loss)                        0.347            (0.040)           0.776      (1.357)           0.099
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.869           $ 0.457          $ 1.278     $(0.852)         $ 0.601
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income          $(0.489)          $(0.487)         $(0.498)    $(0.512)         $(0.522)
From net realized gain                   --                --               --      (0.016)          (0.109)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.489)          $(0.487)         $(0.498)    $(0.528)         $(0.631)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.720           $ 9.340          $ 9.370     $ 8.590          $ 9.970
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                        9.51%             4.96%           15.38%      (8.85)%           6.07%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $85,048           $68,124          $53,271     $49,427          $32,352
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.91%             0.93%            0.97%       0.71%            0.65%(5)
   Expenses after custodian
      fee reduction                    0.91%             0.90%            0.96%       0.69%            0.60%(5)
   Net investment income               5.47%             5.27%            5.60%       5.31%            5.07%(5)
Portfolio Turnover                       21%               13%              46%         80%              38%
-----------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 5.23% to 5.27%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) For the period from the commencement of offering of Class A shares, January 6, 1998, to December 31, 1998.
 (4) Returns are historical and are calculated using the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                      CLASS B
                                  -------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------
                                    2002(1)          2001(1)(2)          2000        1999          1998(1)(3)
-----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.280           $ 9.300          $ 8.520     $ 9.880          $10.000
-----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------
Net investment income               $ 0.447           $ 0.433          $ 0.426     $ 0.431          $ 0.416
Net realized and unrealized
   gain (loss)                        0.348            (0.036)           0.779      (1.343)           0.006
-----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.795           $ 0.397          $ 1.205     $(0.912)         $ 0.422
-----------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------
From net investment income          $(0.415)          $(0.417)         $(0.425)    $(0.432)         $(0.433)
From net realized gain                   --                --               --      (0.016)          (0.109)
-----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.415)          $(0.417)         $(0.425)    $(0.448)         $(0.542)
-----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 9.660           $ 9.280          $ 9.300     $ 8.520          $ 9.880
-----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(4)                        8.72%             4.36%           14.58%      (9.51)%           4.03%
-----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $57,347           $40,168          $28,222     $22,738          $10,008
Ratios (As a percentage of
   average daily net assets):
   Expenses                            1.66%             1.68%            1.71%       1.47%            1.39%(5)
   Expenses after custodian
      fee reduction                    1.66%             1.65%            1.70%       1.45%            1.34%(5)
   Net investment income               4.71%             4.62%            4.86%       4.61%            4.33%(5)
Portfolio Turnover                       21%               13%              46%         80%              38%
-----------------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 4.58% to 4.62%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) For the period from the commencement of offering of Class B shares, January 14, 1998, to December 31, 1998.
 (4) Returns are historical and are calculated using the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS I
                                  ------------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                  ------------------------------------------------------------------------
                                    2002(1)          2001(1)(2)          2000        1999        1998(1)
----------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $10.200           $10.240          $ 9.380     $10.870      $ 10.840
----------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------
Net investment income               $ 0.598           $ 0.570          $ 0.560     $ 0.553      $  0.574
Net realized and unrealized
   gain (loss)                        0.383            (0.053)           0.857      (1.464)        0.141
----------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $ 0.981           $ 0.517          $ 1.417     $(0.911)     $  0.715
----------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------
From net investment income          $(0.561)          $(0.557)         $(0.557)    $(0.563)     $ (0.576)
From net realized gain                   --                --               --      (0.016)       (0.109)
----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.561)          $(0.557)         $(0.557)    $(0.579)     $ (0.685)
----------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $10.620           $10.200          $10.240     $ 9.380      $ 10.870
----------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                        9.84%             5.14%           15.63%      (8.69)%        6.75%
----------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $82,600           $85,751          $85,656     $84,938      $105,824
Ratios (As a percentage of
   average daily net assets):
   Expenses                            0.66%             0.69%            0.77%       0.69%         0.70%
   Expenses after custodian
      fee reduction                    0.66%             0.66%            0.76%       0.67%         0.65%
   Net investment income               5.73%             5.53%            5.82%       5.38%         5.25%
Portfolio Turnover                       21%               13%              46%         80%           38%
----------------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) The Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.003, increase net realized and unrealized loss per share by $0.003, and increase the ratio of net investment income to average net assets from 5.50% to 5.53%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 (3) Returns are historical and are calculated using the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Municipal Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares generally are sold at net asset value. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class' paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class specific expenses. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest available bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures are normally valued at the mean between the latest bid and asked prices. Investments, if any, for which there are no such valuations are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount on long-term debt securities.

 C Income Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Dividends paid by the Fund from net interest on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. At December 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $6,146,621 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover expires on December 31, 2007 ($1,244,886), December 31, 2008 ($3,261,574) and December 31, 2010
   ($1,640,161). At December 31, 2002, net capital losses of $347,449 attributable to security transactions incurred after October 31, 2002 are treated as arising on the first day of the Fund's next taxable year.

 D Interest Rate Swaps -- The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase and sale of securities. Pursuant to these agreements, the Fund makes bi-annual payments at a fixed interest rate. In exchange, the Fund receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. However, the Fund does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Fund is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Fund (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Fund. The Fund's investment in financial futures contracts is designed for both hedging against

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   anticipated future changes in interest rates and investment purposes. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

 G Put Options on Financial Futures Contracts -- Upon the purchase of a put option on a financial futures contract by the Fund, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. When the Fund exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

 H When-issued and Delayed Delivery Transactions -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin accruing interest on settlement date.

 I Legal Fees -- Legal fees and other related expenses incurred as part of negotiations of the terms and requirements of capital infusions, or that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

 J Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 K Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 L Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   Transactions in shares of beneficial interest were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      4,179,136    2,848,401
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 165,415      119,379
    Redemptions                               (2,891,261)  (1,359,712)
    ------------------------------------------------------------------
    NET INCREASE                               1,453,290    1,608,068
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      2,355,259    1,778,948
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 110,452       84,991
    Redemptions                                 (856,953)    (568,547)
    ------------------------------------------------------------------
    NET INCREASE                               1,608,758    1,295,392
    ------------------------------------------------------------------

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS I                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      1,236,107      889,686
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 214,711      220,124
    Redemptions                               (2,076,970)  (1,074,412)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                     (626,152)      35,398
    ------------------------------------------------------------------

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.025% (0.300% per annum) of the average daily net assets and 3.00% of gross income (excluding net realized gains on sales of securities) up to $500 million and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. For the year ended December 31, 2002, the fee was equivalent to 0.49% of the Fund's average daily net assets for such period and amounted to $1,032,083. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. For the year ended December 31, 2002, no significant amounts have been earned. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $32,818 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2002.

   Trustees of the Fund that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2002, no significant amounts have been deferred.

   Certain officers and Trustees of the Fund are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect a distribution plan for Class B shares (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a Service Plan for Class A shares (Class A Plan) (collectively, the Plans). The
   Class B Plan requires the Fund to pay the principal underwriter, EVD, amounts equal to 1/365 of 0.75% of the Fund's daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges due EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to or payable to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Class B net assets. The Fund paid or accrued distribution fees of $357,422 for Class B shares to EVD for the year ended December 31, 2002, representing 0.75% of the average daily net assets for Class B shares. At December 31, 2002, the amount of Uncovered Distribution Charge of EVD calculated under the Class B Plan was approximately $2,070,000.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A and Class B shares for each fiscal year. Service fee payments will be made for personal services and /or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2002 amounted to $193,909 and $119,140 for Class A and Class B shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class B shares acquired by reinvestment of dividends or capital gain distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $146,000 of CDSC paid by Class B shareholders for the year ended December 31, 2002.

7 Purchases and Sales of Investments
-------------------------------------------
   The Fund invests primarily in debt securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or municipality. Purchases and sales of investments, other than short-term obligations, aggregated $60,069,490 and $43,036,592 respectively.

8 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and affiliates in a $150 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2002.

9 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $204,970,875
    ------------------------------------------------------
    Gross unrealized appreciation             $ 17,938,763
    Gross unrealized depreciation               (4,822,314)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 13,116,449
    ------------------------------------------------------

   The net depreciation on other derivatives is $1,309,958, consisting of net depreciation of $964,124 on futures and $345,834 on swaps.

10 Financial Instruments
-------------------------------------------
   The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

   A summary of obligations under these financial instruments at December 31, 2002, is as follows:

                      FUTURES CONTRACTS
  ----------------------------------------------------------
  EXPIRATION                                  NET UNREALIZED
  DATE(S)     CONTRACTS             POSITION   DEPRECIATION
  ----------------------------------------------------------
  3/03        433 US Treasury Bond  Short       $(964,124)

   At December 31, 2002, the Fund had sufficient cash and/or securities to cover margin requirements on open future contracts.

   The Fund has entered into an interest rate swap agreement with JP Morgan Chase Bank whereby the Fund makes bi-annual payments at a fixed rate equal to 5.055% on the notional amount of $3,000,000. In exchange, the Fund receives bi-annual payments at a rate equal to the Bond Market Association Municipal Swap Index on the same notional amount. The value of the contract, which terminates at November 1, 2022, is recorded as a payable for open swap contracts of $345,834 at December 31, 2002.

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF THE MUTUAL FUNDS TRUSTS AND
SHAREHOLDERS OF EATON VANCE MUNICIPAL BOND FUND:
--------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Eaton Vance Municipal Bond Fund (the Fund) (one of the series of Eaton Vance Mutual Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the two year period then ended and the financial highlights for each of the five years in the five-year period ended December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Municipal Bond Fund as of December 31, 2002, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 31, 2003

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research and "EVD" means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVM.

INTERESTED TRUSTEE(S)

                                              TERM OF                                 NUMBER OF PORTFOLIOS
                          POSITION           OFFICE AND                                 IN FUND COMPLEX
      NAME AND            WITH THE           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH           TRUST              SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 1998      President and Chief              185                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             adviser) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes          Trustee            Since 1991      Chairman, President and          190              Director of EVC
 11/9/41                                                     Chief Executive Officer
                                                             of EVC, EV, EVM and
                                                             BMR; Director of EV;
                                                             Vice President and
                                                             Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 registered
                                                             investment companies in
                                                             the EVM Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Fund.

NONINTERESTED TRUSTEE(S)

                                              TERM OF                                 NUMBER OF PORTFOLIOS
                          POSITION           OFFICE AND                                 IN FUND COMPLEX
      NAME AND            WITH THE           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH           TRUST              SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee            Since 1986      President of Dwight              190           Trustee/Director of the
 3/26/31                                                     Partners, Inc.                                  Royce Funds (mutual
                                                             (corporate relations                           funds) consisting of 17
                                                             and communications                                  portfolios
                                                             company).

 Samuel L. Hayes,         Trustee            Since 1986      Jacob H. Schiff                  190           Director of Tiffany &
 III 2/23/35                                                 Professor of Investment                        Co. (specialty retailer)
                                                             Banking Emeritus,                                and Telect, Inc.
                                                             Harvard University                              (telecommunication
                                                             Graduate School of                              services company)
                                                             Business
                                                             Administration.

 Norton H. Reamer         Trustee            Since 1986      President, Unicorn               190                   None
 9/21/35                                                     Corporation (an
                                                             investment and
                                                             financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).

EATON VANCE MUNICIPAL BOND FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEES (CONTINUED)

                                              TERM OF                                 NUMBER OF PORTFOLIOS
                          POSITION           OFFICE AND                                 IN FUND COMPLEX
      NAME AND            WITH THE           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH           TRUST              SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                185                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

 Jack L. Treynor          Trustee            Since 1984      Investment Adviser and           170                   None
 2/21/30                                                     Consultant.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                              TERM OF
                          POSITION           OFFICE AND
      NAME AND            WITH THE           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH           TRUST              SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 William H.            Vice President        Since 1995      Vice President of EVM and BMR.
 Ahern, Jr.                                                  Officer of 34 registered
 7/28/59                                                     investment companies managed
                                                             by EVM or BMR.

 Thomas E. Faust         President           Since 2002      Executive Vice President of
 Jr. 5/31/58                                                 EVM, BMR, EVC and EV; Chief
                                                             Investment Officer of EVM and
                                                             BMR and Director of EVC. Chief
                                                             Executive Officer of Belair
                                                             Capital Fund LLC, Belcrest
                                                             Capital Fund LLC, Belmar
                                                             Capital Fund LLC and Belport
                                                             Capital Fund LLC (private
                                                             investment companies sponsored
                                                             by EVM). Officer of 50
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Thomas J. Fetter      Vice President        Since 1997      Vice President of EVM and BMR.
 8/20/43                                                     Officer of 126 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Michael R. Mach       Vice President        Since 1999      Vice President of EVM and BMR.
 7/15/47                                                     Previously, Managing Director
                                                             and Senior Analyst for
                                                             Robertson Stephens
                                                             (1998-1999). Officer of 23
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Robert B.             Vice President        Since 1998      Vice President of EVM and BMR.
 MacIntosh 1/22/57                                           Officer of 125 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Duncan W.             Vice President        Since 2001      Senior Vice President and
 Richardson                                                  Chief Equity Investment
 10/26/57                                                    Officer of EVM and BMR.
                                                             Officer of 40 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Walter A. Row, III    Vice President        Since 2001      Director of Equity Research
 7/20/57                                                     and a Vice President of EVM
                                                             and BMR. Officer of 21
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Judith A. Saryan      Vice President        Since 2003      Vice President of EVM and BMR.
 8/21/54                                                     Previously, Portfolio Manager
                                                             and Equity Analyst for State
                                                             Street Global Advisors
                                                             (1980-1999). Officer of 22
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Susan Schiff          Vice President        Since 2002      Vice President of EVM and BMR.
 3/13/61                                                     Officer of 24 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Edward E. Smiley,     Vice President        Since 1999      Vice President of EVM and BMR.
 Jr. 10/5/44                                                 Officer of 36 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Alan R. Dynner          Secretary           Since 1997      Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD and EVC. Officer of
                                                             190 registered investment
                                                             companies managed by EVM or
                                                             BMR.

 James L. O'Connor       Treasurer           Since 1989      Vice President of BMR, EVM and
 4/1/45                                                      EVD. Officer of 112 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022




                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122

EATON VANCE MUNICIPAL BOND FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.



279-2/03                                                                   MBSRC